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                                                                    EXHIBIT 23.2





                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference to this registration on Form S-3 (File No. 333-______) of our report dated April 3, 1995 on our audit of the consolidated financial statements of Saba Petroleum Company as of December 31, 1994 and for the year then ended. We also consent to the reference to our firm under the caption "Experts."


Coopers & Lybrand L.L.P.

Los Angeles, California
February 1, 1996